UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant [X]
Filed by a Party other than the Registrant [_]

Check the appropriate box:
[_]	Preliminary Proxy Statement
[_]	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[X]	Definitive Proxy Statement
[_]	Definitive Additional Materials
[_]	Soliciting Material Pursuant to Rule 14a-12

Lexaria Corp.
Name of the Registrant as Specified In Its Charter

N/A
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[_]	No fee required.
[_]	Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

1.	Title of each class of securities to which transaction applies:

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3.	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

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[_]	Fee paid previously with preliminary materials.
[_]

Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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4.	Date Filed:

ii

Table of Contents

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS	1
PROXY STATEMENT	1
QUESTIONS AND ANSWERS ABOUT THE ANNUAL MEETING OF STOCKHOLDERS	1
IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE STOCKHOLDER MEETING TO BE HELD ON APRIL 30, 2012	1
FORWARD-LOOKING STATEMENTS	6
PROPOSAL 1 ELECTION OF DIRECTORS	7
PROPOSAL 2 RATIFICATION OF THE CONTINUED APPOINTMENT OF THE INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	17
INTEREST OF CERTAIN PERSONS IN MATTERS TO BE ACTED UPON	19
“HOUSEHOLDING” OF PROXY MATERIALS	19
STOCKHOLDER PROPOSALS	19
WHERE YOU CAN FIND MORE INFORMATION	19
OTHER MATTERS	20

LEXARIA CORP.
950-1130 West Pender Street
Vancouver, BC, Canada V6E 4A4

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON APRIL 30, 2012 Dear Stockholder:

Our annual meeting of stockholders will be held at Suite 400, 570 Granville Street, Vancouver, BC, Canada, V6C 3P1, at 11:00 a.m., local time, on Monday April 30, 2012 for the following purposes:

1.	to elect Bal Bhullar, David DeMartini, Nicholas Baxter, Dustin Elford and Chris Bunka as directors to serve our company for the ensuing year and until their successors are elected;

2.	to ratify MNP LLP our independent registered public accounting firm for the fiscal year ending October 31, 2012 and to allow directors to set the remuneration; and

3.	to transact such other business as may properly come before the Meeting or any adjournment of postponement thereof.

These items of business are more fully described in the proxy statement accompanying this notice.

Our board of directors has fixed the close of business on March 26, 2012 as the record date for the determination of the stockholders entitled to notice of, and to vote at, the annual meeting or any adjournment thereof. Only the stockholders of record on the record date are entitled to vote at the annual meeting.

Whether or not you plan on attending the annual meeting, we ask that you vote by proxy by following instructions provided in the enclosed proxy card as promptly as possible. If your shares are held of record by a broker, bank, or other nominee, please follow the voting instruction sent to you by your broker, bank, or other nominee in order to vote your shares.

Even if you have voted by proxy, you may still vote in person if you attend the annual meeting. Please note, however, that if your shares are held of record by a broker, bank, or other nominee and you wish to vote at the annual meeting, you must obtain a valid proxy issued in your name from that record holder.

Sincerely,

By Order of the Board of Directors

Per: /s/ Christopher Bunka
        Christopher Bunka
        Chairman of the Board
Date: March 26, 2012

LEXARIA CORP.
950-1130 West Pender Street
Vancouver, BC, Canada V6E 4A4
Telephone: (604) 602-1633

PROXY STATEMENT
ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON APRIL 30, 2012

QUESTIONS AND ANSWERS ABOUT THE ANNUAL MEETING OF STOCKHOLDERS

Why am I receiving these materials?

The board of directors of Lexaria Corp. (“we”, “us” or “our”) is soliciting proxies for use at the annual meeting of stockholders to be held at Suite 400 570 Granville Street, Vancouver, BC, Canada, at 11:00 a.m., local time, on Monday, April 30, 2012 or at any adjournment of the annual meeting (the "Meeting"). These materials were first sent or given to our stockholders on or about April 9, 2012.

What is included in these materials?

These materials include:

  the notice of annual meeting of stockholders;
  this proxy statement for the annual meeting of stockholders;
  the proxy card; and
  our annual report on Form 10-K for the year ended October 31, 2011, as filed with the Securities and Exchange Commission on January 30, 2011.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS
FOR THE MEETING TO BE HELD ON APRIL 30, 2012

The above materials are also available at www.lexariaenergy.com.

The annual report on Form 10-K accompanies this proxy statement, but does not constitute a part of the proxy soliciting material.

What items will be voted at the Meeting?

Our stockholders will vote:

1.	to elect Bal Bhullar, David DeMartini, Nicholas Baxter, Dustin Elford and Chris Bunka as directors to serve our company for the ensuing year and until their successors are elected;

2.	to ratify MNP LLP our independent registered public accounting firm for the fiscal year ending October 31, 2012 and to allow directors to set the remuneration; and

3.	to transact such other business as may properly come before the Meeting or any adjournment of postponement thereof.

What do I need to do now?

We urge you to carefully read and consider the information contained in this proxy statement. We request that you cast your vote on each of the proposals described in this proxy statement. You are invited to attend the Meeting, but you do not need to attend the Meeting in person to vote your shares. Even if you do not plan to attend the Meeting, please vote by proxy by following instructions provided in the proxy card.

Who can vote at the Meeting?

Our board of directors has fixed the close of business on March 26, 2012 as the record date (the "Record Date") for the determination of the stockholders entitled to notice of, and to vote at, the Meeting or any adjournment. If you were a stockholder of record on the Record Date, you are entitled to vote at the Meeting.

As of the Record Date, 16,431,452 shares of our common stock were issued and outstanding and no other voting securities were issued and outstanding. Therefore, a total of 16,431,452 votes are entitled to be cast at the Meeting.

How many votes do I have?

On each proposal to be voted upon, you have one vote for each share of our common stock that you owned on the Record Date. There is no cumulative voting.

How can you Vote?

Shares of common stock cannot be voted at our annual meeting unless the holder of record is present in person or is represented by proxy. A stockholder has the right to attend our annual meeting at the time and place set forth in the Notice of Annual Meeting and to vote their securities directly at the meeting. In the alternative, a stockholder may appoint a person to represent such stockholder at our annual meeting by completing the enclosed Form of Proxy, which authorizes a person other than the holder of record to vote on behalf of the stockholder, and returning it to our transfer agent, Olympia Trust Company 1003, 750 West Pender Street Vancouver, BC V6C 2T8. All stockholders are urged to complete, sign, date and promptly return the proxy by mail in the enclosed envelope, or by fax If you do not wish to vote in person or if you will not be attending the Meeting, you may vote by proxy by mail, by telephone or via the Internet by following instructions provided in the proxy card.

Valid proxies will be voted at our annual meeting and at any postponements or adjournments thereof as you direct in the proxy, provided that they are received by our transfer agent at least 24 hours prior to the scheduled time of the meeting, or any adjournment thereof, or deposited with the Chair of the meeting on the day of the meeting or any adjournment thereof prior to the time of voting.

The shares of common stock represented by the proxy will be voted, or withheld from voting, as directed in the proxy. If no direction is given and the proxy is validly executed, the proxy will be voted FOR the election of the nominees for our Board of Directors, the approval, ratification, and for the appointment of MNP LLP as our company’s auditors for the 2012 fiscal year and to allow directors to set the remuneration, as set forth in this proxy statement. If any other matters properly come before our annual meeting, the persons authorized under the proxies will vote upon such other matters in accordance with their best judgment, pursuant to the discretionary authority conferred by the proxy.

ADVICE TO BENEFICIAL HOLDERS OF SHARES OF COMMON STOCK

THE INFORMATION SET FORTH IN THIS SECTION IS OF SIGNIFICANT IMPORTANCE TO MANY STOCKHOLDERS OF OUR COMPANY, AS A SUBSTANTIAL NUMBER OF STOCKHOLDERS DO NOT HOLD SHARES IN THEIR OWN NAME.

Stockholders who do not hold their shares in their own name (referred to in this Proxy Statement as “beneficial stockholders”) should note that only proxies deposited by stockholders whose names appear on the records of our company as the registered holders of shares of common stock can be recognized and acted upon at our annual meeting. If shares of common stock are listed in an account statement provided to a stockholder by a broker, then in almost all cases those shares of common stock will not be registered in the stockholder's name on the records of our company. Such shares of common stock will more likely be registered under the names of the stockholder's broker or an agent of that broker. In the United States, the vast majority of such shares are registered under the name of Cede & Co. as nominee for The Depository Trust Company (which acts as depository for many U.S. brokerage firms and custodian banks), and in Canada, under the name of CDS & Co. (the registration name for The Canadian Depository for Securities Limited, which acts as nominee and custodian for many Canadian brokerage firms).

Beneficial stockholders should ensure that instructions respecting the voting of their shares of common stock are communicated to the appropriate person, as without specific instructions, brokers/nominees are prohibited from voting shares for their clients.

Applicable regulatory policy requires intermediaries/brokers to seek voting instructions from beneficial stockholders in advance of stockholders' meetings, unless the beneficial stockholders have waived the right to receive meeting materials. Every intermediary/broker has its own mailing procedures and provides its own return instructions to clients, which should be carefully followed by beneficial stockholders in order to ensure that their shares of common stock are voted at our annual meeting. The Form of Proxy supplied to a beneficial stockholder by its broker (or the agent of the broker) is similar to the Form of Proxy provided to registered stockholders by our company. However, its purpose is limited to instructing the registered stockholder (the broker or agent of the broker) how to vote on behalf of the beneficial stockholder. The majority of brokers now delegate responsibility for obtaining instructions from clients to Broadridge Financial Solutions, Inc. (“Broadridge”) (formerly, ADP Investor Communication Services in the United States and Independent Investor Communications Company in Canada). Broadridge typically applies a special sticker to proxy forms, mails those forms to the beneficial stockholders and the beneficial stockholders return the proxy forms to Broadridge. Broadridge then tabulates the results of all instructions received and provides appropriate instructions respecting the voting of shares to be represented at our annual meeting. A beneficial stockholder receiving a Broadridge proxy cannot use that proxy to vote shares of common stock directly at our annual meeting - the proxy must be returned to Broadridge well in advance of our annual meeting in order to have the shares of common stock voted.

Although a beneficial stockholder may not be recognized directly at our annual meeting for the purposes of voting shares of common stock registered in the name of his broker (or agent of the broker), a beneficial stockholder may attend at our annual meeting as proxyholder for the registered stockholder and vote the shares of common stock in that capacity. Beneficial stockholders who wish to attend at our annual meeting and indirectly vote their shares of common stock as proxyholder for the registered stockholder should enter their own names in the blank space on the instrument of proxy provided to them and return the same to their broker (or the broker's agent) in accordance with the instructions provided by such broker (or agent), well in advance of our annual meeting.

Alternatively, a beneficial stockholder may request in writing that his or her broker send to the beneficial stockholder a legal proxy which would enable the beneficial stockholder to attend at our annual meeting and vote his or her shares of common stock.

There are two kinds of beneficial owners – those who object to their name being made known to the issuers of securities which they own (called OBOs for Objecting Beneficial Owners) and those who do not object to the issuers of the securities they own knowing who they are (called NOBOs for Non-Objecting Beneficial Owners). Pursuant to National Instrument 54-101, issuers can obtain a list of their NOBOs from intermediaries for distribution of proxy-related materials directly to NOBOs.

Quorum

A quorum of stockholders is necessary to take action at our annual meeting. The holders of a majority of the shares entitled to vote as at the Record Date, present in person or by proxy, shall constitute a quorum for the transaction of business at our annual meeting. However, if a quorum is not present, then the holders of a majority of the shares of common stock of our company who are present at the Meeting, in person or by proxy, may adjourn such meeting from time to time until holders of a majority of the shares of the capital stock shall attend. At any such adjourned meeting at which a quorum is present or represented, any business may be transacted that might have been transacted at the original meeting. Broker non-votes occur when a nominee holding shares of common stock for a beneficial owner of those shares of common stock has not received voting instructions from the beneficial owner with respect to a particular matter and such nominee does not possess or choose to exercise discretionary authority with respect thereto. Broker non-votes and abstentions will be included in the determination of the number of shares of common stock present at our annual meeting for quorum purposes but will not be counted as votes cast on any matter presented at our annual meeting.

YOUR VOTE IS IMPORTANT. ACCORDINGLY, YOU ARE ASKED TO MARK, DATE, SIGN AND RETURN THE ACCOMPANYING FORM OF PROXY WHETHER OR NOT YOU PLAN TO ATTEND OUR ANNUAL MEETING. IF YOU PLAN TO ATTEND OUR ANNUAL MEETING TO VOTE IN PERSON AND YOUR SHARES ARE REGISTERED WITH OUR TRANSFER AGENT IN THE NAME OF A BROKER OR BANK, YOU MUST SECURE A PROXY FROM THE BROKER OR BANK ASSIGNING VOTING RIGHTS TO YOU FOR YOUR SHARES OF COMMON STOCK.

Dissenting Stockholder Rights

Dissenting stockholders have no appraisal rights under Nevada law or under our Articles of Incorporation or bylaws in connection with the matters to be voted on at the Meeting.

How do I vote my shares?

If you are a stockholder of record, you may vote in person at the Meeting or by proxy.

  To vote in person, come to the Meeting, and we will give you a ballot when you arrive.

  If you do not wish to vote in person or if you will not be attending the Meeting, you may vote by proxy by mail, by telephone or via the Internet by following instructions provided in the proxy card.

If you hold your shares in “street name” and:

  you wish to vote in person at the Meeting, you must obtain a valid proxy from your broker, bank, or other nominee that holds your shares giving you the right to vote the shares at the Meeting. Please follow the instructions from your broker, bank or other nominee, or contact your broker, bank or other nominee to request a proxy card.

  you do not wish to vote in person or you will not be attend the Meeting, you must vote your shares in the manner prescribed by your broker, bank or other nominee. Your broker, bank or other nominee should have enclosed or otherwise provided a voting instruction card for you to use in directing the broker, bank or nominee how to vote your shares.

What is the difference between a stockholder of record and a “street name” holder?

If your shares are registered directly in your name with our transfer agent, Olympia Trust, then you are a stockholder of record with respect to those shares.

If your shares are held in a stock brokerage account or by a bank, or other nominee, then the broker, bank, or other nominee is the stockholder of record with respect to those shares. However, you still are the beneficial owner of those shares, and your shares are said to be held in “street name.” Street name holders generally cannot vote their shares directly and must instead instruct the broker, bank, or other nominee how to vote their shares. Street name holders are also invited to attend the Meeting.

What does it mean if I receive more than one proxy card?

If you receive more than one proxy card, it means that you hold shares registered in more than one name or in different accounts. To ensure that all of your shares are voted, please vote by proxy by following instructions provided in each proxy card. If some of your shares are held in “street name,” you should have received voting instruction with these materials from your broker, bank or other nominee. Please follow the voting instruction provided to ensure that your vote is counted.

What vote is required for the election of directors or for the approval of a proposal?

The vote of a majority in interest of our stockholders present in person or represented by proxy and entitled to vote at the Meeting will be sufficient to elect directors or to approve a proposal.

For the election of directors, the nominees who receive more “For” votes than the combined votes of “Against” votes and votes that are abstained will be elected as directors. There is no cumulative voting in the election of directors.

How are votes counted?

For the election of directors, you may vote “For”, “Against”, or “Abstain” for each nominee for director. Votes that are abstained will have the same effect as “Against” votes. Broker non-votes will have no effect on the outcome of the vote on the election of directors.

For the election of directors, the nominees who receive more “For” votes than the combined votes of “Against” votes and votes that are abstained will be elected as directors. There is no cumulative voting in the election of directors.

For the following items to be ratified and/or approved:

  the election of Bal Bhullar, David DeMartini, Nicholas Baxter, Dustin Elford and Chris Bunka as directors; and

  the continued appointment of MNP LLP our independent registered public accounting firm for the fiscal year ending October 31, 2012 and to allow directors to set the remuneration,

you may vote “For”, “Against”, or “Abstain” for the proposals. Votes that are abstained will have the same effect as “Against” votes. Broker non-votes will have no effect on the outcome of the vote on these proposals.

A “broker non-vote” occurs when a broker, bank, or other nominee holding shares for a beneficial owner in street name does not vote on a particular proposal because it does not have discretionary voting power with respect to that proposal and has not received instructions with respect to that proposal from the beneficial owner of those shares, despite voting on at least one other proposal for which it does have discretionary authority or for which it has received instructions.

How does the board of directors recommend that I vote?

Our board of directors recommends that you vote your shares “For”:

  the election of directors; and

  the continued appointment of MNP LLP our independent registered public accounting firm for the fiscal year ending October 31, 2012 and to allow directors to set the remuneration.

Can I change my vote after submitting my proxy?

Yes. You may revoke your proxy and change your vote at any time before the final vote at the Meeting. If you are a stockholder of record, you may vote again on a later date via the Internet or by telephone (only your latest Internet or telephone proxy submitted prior to the Meeting will be counted), by signing and returning a new proxy card with a later date, or by attending the Meeting and voting in person. Your attendance at the Meeting will not automatically revoke your proxy unless you vote again at the Meeting or specifically request in writing that your prior proxy be revoked. You may also request that your prior proxy be revoked by delivering to our company, at the address on the Notice of Meeting, Attention: President, a written notice of revocation prior to the Meeting being held at the offices of Macdonald Tuskey, our corporate counsel.

If you hold your shares in the street name, you will need to follow the voting instruction provided by your broker, bank or other nominee regarding how to revoke or change your vote.

How can I attend the Meeting?

You may call us at 604-602-1675 if you want to obtain directions to be able to attend the Meeting and vote in person.

You may be asked to present valid picture identification, such as a driver’s license or passport, before being admitted to the Meeting. If you hold your shares in street name, you will also need proof of ownership to be admitted to the Meeting. A recent brokerage statement or letter from your broker, bank or other nominee is an example of proof of ownership.

Who pays for the cost of proxy preparation and solicitation?

We pay for the cost of proxy preparation and solicitation, including the reasonable charges and expenses of brokers, banks or other nominees for forwarding proxy materials to street name holders.

We are soliciting proxies primarily by mail. In addition, our directors, officers and regular employees may solicit proxies by telephone, facsimile, mail, other means of communication or personally. These individuals will receive no additional compensation for such services. We will ask brokers, banks, and other nominees to forward the proxy materials to their principals and to obtain their authority to execute proxies and voting instructions. We will reimburse them for their reasonable charges and expenses.

FORWARD-LOOKING STATEMENTS

This proxy statement contains forward-looking statements. These statements relate to future events. In some cases, you can identify forward-looking statements by terminology such as “may”, “should”, “expect”, “plan”, “anticipate”, “believe”, “estimate”, “predict”, “potential” or “continue” or the negative of these terms or other comparable terminology. These statements are only predictions and involve known and unknown risks, uncertainties and other factors that may cause our company’s actual results, levels of activity, performance or achievements to be materially different from any future results, levels of activity, performance or achievements expressed or implied by these forward-looking statements.

Although we believe that the expectations reflected in the forward-looking statements are reasonable, we cannot guarantee future results, levels of activity, performance or achievements. Except as required by applicable law, including the securities laws of the United States and Canada, we do not intend to update any of the forward-looking statements to conform these statements to actual results.

Voting Securities and Principal Holders Thereof

We are authorized to issue 200,000,000 shares of common stock with a par value of $0.001. As of the Record Date a total of 16,431,452 shares of common stock were issued and outstanding. Each share of common stock carries the right to one vote at the Meeting.

Only registered stockholders as of the Record Date are entitled to receive notice of, and to attend and vote at, the Meeting or any adjournment or postponement of the Meeting.

To the best of our knowledge, no person or company beneficially owns, directly or indirectly, or exercises control or direction over, shares of common stock carrying more than 10% of the voting rights attached to the outstanding Common Shares of our company other than set forth in the section “Security Ownership of Certain Beneficial Owners and Management” below.

Security Ownership of Certain Beneficial Owners and Management

The following table sets forth, as of the Record Date, certain information with respect to the beneficial ownership of our shares of common stock by each stockholder known by us to be the beneficial owner of more than 5% of our common shares, as well as by each of our current directors and executive officers as a group. Each person has sole voting and investment power with respect to the shares of common stock, except as otherwise indicated. Beneficial ownership consists of a direct interest in the shares of common stock, except as otherwise indicated.

Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percentage of Class (6)
Christopher Bunka Kelowna BC Canada	5,656,911 (1)	27.4%
Bal Bhullar Vancouver, BC, Canada	441,250 (2)	2.1%
David DeMartini, Texas, Houston, USA	4,152,679(3)	20.1%
Tom Ihrke Mount Pleasant, South Carolina, USA	522,178(4)	3%
Dustin Elford Vancouver, BC, Canada	150,000(5)	1%
Nicholas Baxter Aberdeenshire, Scotland, UK	150,000(5)	1%
Directors and Executive Officers as a Group (5 persons)	11,073,018	57.8%

(1) Includes 3,211,836 shares held in the name of C.A.B. Financial Services and 1,459,361 shares held directly by Chris Bunka. Includes 285,714 convertible debt warrants held in the name of C.A.B. Financial Services. Includes 700,000 options which are exercisable at $0.20 and $0.35.
(2) Includes 41,250 shares and 400,000 options which are exercisable at $0.20 and $0.35.
(3) Includes 3,281,250 shares, 771,429 in convertible debt warrants and 100,000 options which are exercisable at $0.20 and $0.35.
(4) Includes 347,178 shares and options to purchase another 175,000 shares of our common stock.
(5) Includes options to acquire 150,000 shares of our common stock.
(6) Under Rule 13d-3, a beneficial owner of a security includes any person who, directly or indirectly, through any contract, arrangement, understanding, relationship, or otherwise has or shares: (i) voting power, which includes the power to vote, or to direct the voting of shares; and (ii) investment power, which includes the power to dispose or direct the disposition of shares. Certain shares may be deemed to be beneficially owned by more than one person (if, for example, persons share the power to vote or the power to dispose of the shares). In addition, shares are deemed to be beneficially owned by a person if the person has the right to acquire the shares (for example, upon exercise of an option) within 60 days of the date as of which the information is provided. In computing the percentage ownership of any person, the amount of shares outstanding is deemed to include the amount of shares beneficially owned by such person (and only such person) by reason of these acquisition rights. As a result, the percentage of outstanding shares of any person as shown in this table does not necessarily reflect the person’s actual ownership or voting power with respect to the number of shares of common stock actually outstanding on March 26, 2012. As of March 26, 2012, we had 16,431,452 shares of our common stock issued and outstanding. All figures assume full dilution of convertible securities held.

Changes in Control

We are unaware of any contract or other arrangement the operation of which may at a subsequent date result in a change in control of our company.

Proposal 1
Election of Directors

Our board of directors has nominated the persons named below as candidates for directors at the Meeting. These nominees are all of our current directors. Unless otherwise directed, the proxy holders will vote the proxies received by them for the three nominees named below.

Each director who is elected will hold office until the next annual meeting of stockholders and until his or her successor is elected and qualified. Any director may resign his or her office at any time and may be removed at any time by the majority of vote of the stockholders given at a special meeting of our stockholders called for that purpose.

Our company’s management proposes to nominate the persons named in the table below for election by the stockholders as directors of the company. Information concerning such persons, as furnished by the individual nominees, is as follows:

Our board of directors recommends that you vote FOR the nominees.

Nominees

As at the Record Date, our directors and executive officers, their age, positions held, and duration of term, are as follows:

Name	Position Held with our Company	Age	Date First Elected Or Appointed
Bal Bhullar	CFO and Director	42	May 2009
Dr. David DeMartini	Director	69	September 2009
Chris Bunka	Chief Executive Officer, President and Director (Chairman)	50	November 2004
Nicholas Baxter	Director	57	July 8, 2011
Dustin Elford	Director	64	July 8, 2011

Business Experience

The following is a brief account of the education and business experience of the nominees during at least the past five years, indicating their principal occupation during the period, and the name and principal business of the organization by which they were employed.

Bal Bhullar

Ms. Bal Bhullar has served as our Chief Financial Officer and a director since May, 2009.

Ms. Bhullar brings over 18 years of diversified financial and risk management experience in both private and public companies, in the industries of high-tech, film, mining, marine, oil & gas, energy, transport, and spa industries.

Among some of the areas of experience, Ms. Bhullar brings expertise in financial & strategic planning, operational & risk management, regulatory compliance reporting, business expansion, start-up operations, financial modeling, program development, corporate financing, and corporate governance/internal controls.

Previously, Ms. Bhullar has held various positions as President of BC Risk Management Association of BC, and served as Director and CFO of private and public companies. Currently, Ms. Bhullar serves as a Director and CFO for Bare Elegance Medspa, former CFO for ISEE3D Inc. (symbol ICT-TSXV), CFO for public company Enertopia Corp (symbol ENRT-OTC) and Director/CFO of Lexaria Corp (symbol LXRP-OTCBB).

Ms. Bhullar is a Certified General Accountant and as well holds a CRM designation from Simon Fraser University and a diploma in Financial Management from British Columbia Institute of Technology. Ms. Bhullar was appointed as one of our directors due to her experience and education in financial matters and corporate governance.

Dr. David DeMartini

Dr. David DeMartini has served as one of our directors since September 9, 2009. Dr. DeMartini received a B.S. Physics cum laude at the University of Notre Dame in 1963; and a PhD Physics at Ohio State University in 1969. He is the author of 19 public technical publications and 78 publications that are proprietary to Shell Oil Company. He has served as a Research Advisor at Shell Development Company at the Bellaire Research Center in Houston; a Senior Staff Supervisor; and a Senior Staff Geophysicist. He has belonged to the Society of Exploration Geophysicists from 1970 to present and was inducted to the Offshore Energy Center Hall of Fame as a Technology Pioneer on September 30, 2006. He has made significant contributions in the fields of rock physics theory and applications; seismic amplitude interpretation, borehole geophysics, and more. Dr. DeMartini was professionally engaged by the Company in 2007 as a consulting geophysicist to assist in interpretations of seismic data at its Mississippi properties. Mr. DeMartini was appointed as one of our directors due to his experience in the oil and gas industry.

Mr. Nicholas Baxter - Director

Mr. Baxter has been in the oil & gas business for 30 years. Mr. Baxter received a Bachelor of Science (Honors) from the University of Liverpool in 1975. Mr. Baxter has worked on geophysical survey and exploration projects in the U.K., Europe, Africa and the Middle East. From 1981 to 1985, Mr. Baxter worked for Resource Technology plc, a geophysical equipment sales/services company that went public on the USM in London in 1983 and graduated to the London Stock Exchange in 1984. Mr. Baxter established his own company in 1985 as a co-founder of Addison & Baxter Limited, a private geophysical/geological sales and services company which was acquired by A&B Geoscience Corporation in 1992. Mr. Baxter was Chief Operating Officer and a director of A&B Geoscience Corporation from 1992 to 2002. Mr. Baxter worked as an independent upstream oil and gas consultant from 2002 to 2004. He joined Eurasia Energy Ltd in 2005, where he is currently President and Chief Executive Officer. Mr. Baxter was appointed as one of our directors due to his experience in oil and gas exploration.

Mr. Dustin Elford - Director

Mr. Elford has been in the oil & gas and mineral exploration businesses for 30 years. He has extensive experience in the development and financing of projects in many areas of North America, South America and Africa. Mr. Elford has served as the Chief Executive Officer of AMI Resources Inc. since June 3, 1993 to the present. Mr. Elford has also been the Chief Executive Officer and President of Midasco Capital Corp., since May 12, 1994.

Both companies are listed on the TSX-V exchange in Canada. Mr. Elford was appointed as one of our directors due to his experience with publicly traded companies.

Chris Bunka

Mr. Bunka has served as our director, chairman, president and chief executive officer since October 26, 2006. From February 14, 2007 until May 12, 2009 he was the chief financial officer of our company. Mr. Bunka has devoted approximately 45% of his professional time to our business and intends to continue to devote this amount of time in the future, or more as required.

Since 1988, Mr. Bunka has been the Chief Executive Officer of CAB Financial Services Ltd., a private holding company located in Kelowna, British Columbia, Canada. He is a venture capitalist and corporate consultant. He is also a business commentator and has provided business updates to Vancouver radio station, CKWX, from 1998 to 2011. He has also written business and investment articles published in various North American publications.

From 1999 to 2002, Mr. Bunka was the President and Chief Executive Officer of Secure Enterprise Solutions (symbol SETP-OTC) (formerly Newsgurus.com, symbol NGUR-OTC). The company subsequently changed its name to Edgetech Services and traded on the OTC with the symbol EDGH. Newsgurus.com was a web-based media company. Secure Enterprise Solutions moved into Internet-based computer security products and services and was subsequently purchased by Edgetech Services. Mr. Bunka is a director of Defiance Silver Corp (symbol DEF-TSXV) and a director and officer of Enertopia Corp. (symbol ENRT-OTC and TOP-CNSX).

Mr. Bunka was appointed as one of our directors due to his experience in the oil and gas industry as well as expertise in operating a public company.

Executive Officers

Our executive officers are appointed by our board of directors and serve at the pleasure of our board of directors.

The names of our executive officers, their ages, positions held, and durations of such and a brief description of the backgrounds and business experiences for the past five years are as follows:

Name	Position Held with our Company	Age	Date First Elected Or Appointed
Bal Bhullar	CFO and Director	42	May 2009
Chris Bunka	Chief Executive Officer, President and Director	50	October 2006

Bal Bhullar, Chief Financial Officer

Ms. Bhullar brings over 19 years of diversified financial and risk management experience in both private and public companies, in the industries of high-tech, film, mining, marine, oil & gas, energy, transport, and spa industries. Among some of the areas of experience, Ms. Bhullar brings expertise in financial & strategic planning, operational & risk management, regulatory compliance reporting, business expansion, startup operations, financial modeling, program development, corporate financing, and corporate governance/internal controls. Previously, Ms. Bhullar has held various positions as President of BC Risk Management Association of BC, and served as Director and CFO of private and public companies. Currently, Ms. Bhullar serves as a Director and CFO for Bare Elegance Medspa, and is CFO of Enertopia Corp.

Ms. Bhullar is a Certified General Accountant and as well holds a CRM designation from Simon Fraser University and a diploma in Financial Management from British Columbia Institute of Technology.

Chris Bunka, CEO & President

Since 1988, Mr. Bunka has been the Chief Executive Officer of CAB Financial Services Ltd., a private holding company located in Kelowna, British Columbia, Canada. He is a venture capitalist and corporate consultant. He is also a business commentator and has provided business updates to Vancouver radio station, CKWX, from 1998 to 2011. He has also written business and investment articles published in various North American publications.

From 1999 to 2002, Mr. Bunka was the President and Chief Executive Officer of Secure Enterprise Solutions (symbol SETP-OTC) (formerly Newsgurus.com, symbol NGUR-OTC). The company subsequently changed its name to Edgetech Services and traded on the OTC with the symbol EDGH. Newsgurus.com was a web-based media company. Secure Enterprise Solutions moved into Internet-based computer security products and services and was subsequently purchased by Edgetech Services. Mr. Bunka is a director of Defiance Silver Corp (symbol DEF-TSXV) and a director and officer of Enertopia Corp. (symbol ENRT-OTC and TOP-CNSX).

For information regarding Messrs Bunka and Bhullar, see “Nominees” beginning on page 8.

Family Relationships

There are no family relationships between any director or executive officer.

Involvement in Certain Legal Proceedings

To the best of our knowledge, none of our directors or executive officers has, during the past ten years:

  been convicted in a criminal proceeding or been subject to a pending criminal proceeding (excluding traffic violations and other minor offences);

  had any bankruptcy petition filed by or against the business or property of the person, or of any partnership, corporation or business association of which he was a general partner or executive officer, either at the time of the bankruptcy filing or within two years prior to that time;

  been subject to any order, judgment, or decree, not subsequently reversed, suspended or vacated, of any court of competent jurisdiction or federal or state authority, permanently or temporarily enjoining, barring, suspending or otherwise limiting, his involvement in any type of business, securities, futures, commodities, investment, banking, savings and loan, or insurance activities, or to be associated with persons engaged in any such activity;

  been found by a court of competent jurisdiction in a civil action or by the SEC or the Commodity Futures Trading Commission to have violated a federal or state securities or commodities law, and the judgment has not been reversed, suspended, or vacated;

  been the subject of, or a party to, any federal or state judicial or administrative order, judgment, decree, or finding, not subsequently reversed, suspended or vacated (not including any settlement of a civil proceeding among private litigants), relating to an alleged violation of any federal or state securities or commodities law or regulation, any law or regulation respecting financial institutions or insurance companies including, but not limited to, a temporary or permanent injunction, order of disgorgement or restitution, civil money penalty or temporary or permanent cease-and-desist order, or removal or prohibition order, or any law or regulation prohibiting mail or wire fraud or fraud in connection with any business entity; or

  been the subject of, or a party to, any sanction or order, not subsequently reversed, suspended or vacated, of any self-regulatory organization (as defined in Section 3(a)(26) of the Exchange Act (15 U.S.C. 78c(a)(26))), any registered entity (as defined in Section 1(a)(29) of the Commodity Exchange Act (7 U.S.C. 1(a)(29))), or any equivalent exchange, association, entity or organization that has disciplinary authority over its members or persons associated with a member.

Except as set forth in our discussion below in “Certain Relationships and Related Transactions, and Director Independence – Transactions with Related Persons,” none of our directors, director nominees or executive officers has been involved in any transactions with us or any of our directors, executive officers, affiliates or associates which are required to be disclosed pursuant to the rules and regulations of the SEC.

Corporate Governance

Public Availability of Corporate Governance Documents

Our key corporate governance document is our Code of Ethics which is:

  available in print to any stockholder who requests it from our President; and
  filed on EDGAR as an exhibit to our annual report on Form 10-KSB filed on January 29, 2008.

Code of Ethics

We adopted a Code of Ethics applicable to our senior financial officers and certain other finance executives, which is a "code of ethics" as defined by applicable rules of the SEC. Our Code of Ethics is attached as an exhibit to our Annual Report on Form 10-KSB filed on January 29, 2008. If we make any amendments to our Code of Ethics other than technical, administrative, or other non-substantive amendments, or grant any waivers, including implicit waivers, from a provision of our Code of Ethics to our chief executive officer, chief financial officer, or certain other finance executives, we will disclose the nature of the amendment or waiver, its effective date and to whom it applies in a Current Report on Form 8-K filed with the SEC.

Meetings

Our board of directors held no formal meetings during the year ended October 31, 2011. All proceedings of the board of directors were conducted by resolutions consented to in writing by all the directors and filed with the minutes of the proceedings of the directors. Such resolutions consented to in writing by the directors entitled to vote on that resolution at a meeting of the directors are, according to the Nevada Revised Statutes and our Bylaws, as valid and effective as if they had been passed at a meeting of the directors duly called and held.

It is our policy to invite directors to attend the Meeting of stockholders. Three directors are expected to attend the Meeting.

Committees of the Board of Directors

We currently do not have a nominating or compensation committee or committees performing similar functions. There has not been any defined policy or procedure requirements for stockholders to submit recommendations or nomination for directors.

Audit Committee and Audit Committee Financial Expert

Currently our audit committee consists of our entire board of directors.

Our audit committee operates pursuant to a written charter adopted by our board of directors, a copy of which is attached as Schedule A to this Proxy Statement.

We believe that the members of our board of directors are collectively capable of analyzing and evaluating our financial statements and understanding internal controls and procedures for financial reporting. We believe that retaining an independent director who would qualify as an “audit committee financial expert” would be overly costly and burdensome and is not warranted in our circumstances given the early stages of our development and the fact that we have not generated any material revenues to date. In addition, we currently do not have nominating, compensation or audit committees or committees performing similar functions nor do we have a written nominating, compensation or audit committee charter. Our board of directors does not believe that it is necessary to have such committees because it believes the functions of such committees can be adequately performed by our board of directors.

Director Independence

We currently act with five directors, consisting of Christopher Bunka, Bal Bhullar, David DeMartini, Nicholas Baxter and Dustin Elford.

Stockholder Communications with Our Board of Directors

Because of our company’s small size, we do not have a formal procedure for stockholder communication with our board of directors. In general, members of our board of directors and executive officers are accessible by telephone or mail. Any matter intended for our board of directors, or for any individual member or members of our board of directors, should be directed to our President with a request to forward the communication to the intended recipient.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934 requires our executive officers and directors, and persons who own more than 10% of our common stock, to file reports regarding ownership of, and transactions in, our securities with the Securities and Exchange Commission and to provide us with copies of those filings. Based solely on our review of the copies of such forms received by us, or written representations from certain reporting persons, we believe that during fiscal year ended August 31, 2011, all filing requirements applicable to our executive officers, directors and persons who own more than 10% of our common stock were complied with, with the exception of the following:

Name	Number of Late Reports	Number of Transactions Not Reported on a Timely Basis	Failure to File Requested Forms
Christopher Bunka	Nil	Nil	Nil
David DeMartini	Nil	Nil	Nil
Bal Bhullar	Nil	Nil	Nil
Nicholas Baxter	Nil	Nil	Nil
Dustin Elford	Nil	Nil	Nil

Executive Compensation

The following table sets forth all compensation received during the two years ended October 31, 2011 by our Chief Executive Officer, Chief Financial Officer and each of the other most highly compensated executive officers whose total compensation exceeded $100,000 in such fiscal year. These officers are referred to as the “named executive officers” in this proxy statement.

Summary Compensation

The particulars of the compensation paid to the following persons:

  our principal executive officer;
  each of our two most highly compensated executive officers who were serving as executive officers at the end of the years ended October 31, 2011, 2010 and 2009; and
  up to two additional individuals for whom disclosure would have been provided under (b) but for the fact that the individual was not serving as our executive officer at the end of the years ended October 31, 2011, 2010 and 2009, who we will collectively refer to as the named executive officers of our Company, are set out in the following summary compensation table, except that no disclosure is provided for any named executive officer, other than our principal executive officers, whose total compensation did not exceed $100,000 for the respective fiscal year:

SUMMARY COMPENSATION TABLE
Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards ($)	Option Awards ($)(4)	Non- Equity Incentive Plan Compensa -tion ($)	Nonqualified Deferred Compensa tion Ea-rnings ($)	All Other Compensa - tion ($)	Total ($)
Christopher Bunka(1) , President, Chief Executive Officer, & Former Chief Financial Officer (Principal Executive Officer)	2009 2010 2011	$117,721 $97,200 $96,000	Nil Nil Nil	Nil Nil Nil	$12,394 $71,308 $51,360	Nil Nil Nil	Nil Nil Nil	Nil Nil Nil	$130,115 $168,508 $147,360

SUMMARY COMPENSATION TABLE
Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards ($)	Option Awards ($)(4)	Non- Equity Incentive Plan Compensa -tion ($)	Nonqualified Deferred Compensa tion Ea-rnings ($)	All Other Compensa - tion ($)	Total ($)
Bal Bhullar(2) Chief Financial Officer	2009 2010 2011	$26,204 $52,636 $64,890	Nil Nil Nil	Nil Nil Nil	$5,888 $42,785 $25,680	Nil Nil Nil	Nil Nil Nil	Nil Nil Nil	$32,092 $95,421 $90,570
Tom Ihrke(3) Sr. Vice President, Business Development	2010 2011	$8,557 $34,375	Nil Nil	Nil Nil	$25,881 Nil	Nil Nil	Nil Nil	Nil Nil	$34,438 $34,375

(1)	Mr. Bunka was appointed president and chief executive officer on October 26, 2006, and was chief financial officer of our company from February 14, 2007 until May 12, 2009.

(2)	Ms. Bhullar was appointed Chief Financial Officer on May 12, 2009

(3)	Mr. Ihrke was appointed Senior Vice President, Business Development on August 5, 2010.

(4)

The fair value of the option award was estimated using the Black-Scholes pricing model with the following assumptions: expected volatility of 145.85%, risk–free interest rate of 2.46%, expected life of 5 years, and dividend yield of 0.0%.

We are currently paying our President US$8,000 per month as consulting fees and our Chief Financial Officer CAD$4,500 per month in consulting fees. Subsequent to year end, on January 1, 2011, our Chief Financial Officer’s compensation increased to CAD$5,500 per month in consulting fees. Employment and Consulting Agreements

Other than as set out above, we have not entered into any employment or consulting agreements with any of our current officers, directors or employees.

Outstanding Equity Awards at Fiscal Year-End

The following table sets forth for each named executive officer certain information concerning the outstanding equity awards as of October 31, 2011:

OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END
	OPTION AWARDS					STOCK AWARDS
Name (a)	Number of Securities Underlying Unexercised Options (#) Exercisable (b)	Number of Securities Underlying Unexercised Options (#) Unexercisable (c)	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#) (d)	Option Exercise Price ($) (e)	Option Expiration Date (f)	Number of Shares or Units of Stock That Have Not Vested (#) (g)	Market Value of Shares or Units of Stock That Have Not Vested ($) (h)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#) (i)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested (#) (j)
Christopher Bunka	500,000 200,000	- -	- -	$0.20 $0.35	2015/01/20 2016/07/11	- -	- -	- -	- -

OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END
	OPTION AWARDS					STOCK AWARDS
Bal Bhullar	300,000 100,000	- -	- -	$0.20 $0.35	2015/01/20 2016/07/11	- -	- -	- -	- -
David DeMartini	100,000	- -	- -	$0.35	2016/07/11	- -	- -	- -	- -
Tom Ihrke	25,000 150,000	-	- -	$0.20 $0.20	2015/01/20 2015/08/16	- -	- -	- -	- -

Option Exercises

During our fiscal year ended October 31, 2011, 225,000 options were exercised by our named officers.

Compensation of Directors

We do not have any agreements for compensating our directors for their services in their capacity as directors, although such directors are expected in the future to receive stock options to purchase shares of our common stock as awarded by our board of directors.

Securities Authorized for Issuance under Equity Compensation Plans

We have no long-term incentive plans other than the stock option plans described below.

Stock Option Plans

Equity Compensation Plan Information

The following table sets forth certain information concerning all equity compensation plans previously approved by stockholders and all previous equity compensation plans not previously approved by stockholders, as of the most recently completed fiscal year.

Equity Compensation Plan Information
Plan category	Number of securities to be issued upon exercise of outstanding options, warrants and rights	Weighted-average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))
Equity compensation plans no approved by shareholders	Nil	Nil	Nil
Equity compensation plans approved byshareholders:
2007 Equity compensation plan	Nil	Nil	500,000
2010 Equity compensation plan	1,700,000	$0.26	300,000
Total	1,700,000	0.26	800,000

Purchases of Equity Securities by the Issuer and Affiliated Purchasers

We did not purchase any of our shares of common stock or other securities during our fiscal year ended October 31, 2011

Transactions with Related Persons

For the year ended October 31, 2011, we paid / accrued $96,000 to CAB Financial Services Ltd., a company controlled by Christopher Bunka, our President, Chief Executive Officer and Director (“CAB”) (2010: $97,200), Tom Ihrke, the VP of business development, $34,375 (2010: $8,557), and BKB Management Ltd. (“BKB”) CAD$64,000 (2010: CAD$54,900) for management, consulting and accounting services. CAB is owned by our president and BKB is owned by our CFO.

On October 27, 2008 we entered a secured loan agreement in the amount of CAD$300,000 with CAB. On July 10, 2009 $40,000 of the debt was converted to equity. On October 21, 2010, we settled a portion of the debt, namely US$1,625 with CAB by converting 65,000 warrants into 32,500 common shares as per Purchase Agreement dated October 27, 2008 at a price of $0.05 per share. On June 28, 2011, we paid down CAD $100,000 of the debt. For the year ended, October 31, 2011, we accrued and paid interest expenses of CAD $41,509 (2010: CAD$51,025).

On October 27, 2008 we entered a secured loan agreement in the amount of CAD$400,000 with Christopher Bunka. On October 21, 2010, we settled a portion of the debt, namely $2,166.65 with Christopher Bunka by converting 86,667 warrants into 43,333 common shares as per Purchase Agreement dated October 27, 2008 at a price of $0.05 per share. For the year ended, October 31, 2011, we accrued and paid interest expenses of CAD $71,610 (2010: CAD$80,874).

On April 1, 2010, we entered a non-secured loan agreement in the amount of US$75,000 with CAB. For the year ended October 31, 2011, we accrued and paid interest expenses of $13,500 (2010: $7,875).

On September 13, 2010, we entered a demand loan agreement in the amount of US$90,000 with CAB. We accrued interest of $3,884 and paid interest of $3,150. On January 31, 2011, we paid back the loan in full.

Included in accounts payable, $94,696 (October 31, 2010: $90,027) was payable to companies controlled by our president, key management personnel and directors.

For the year ended October 31, 2011, we paid/accrued $153,563 (2010: $Nil) to 0743608 BC Ltd., $64,553 (2010:$Nil) to Emerald Atlantic LLC, and $18,196 to Tom Ihrke (2010: $Nil) for their respective Non-consent Interests in Belmont Lake. 0743608 BC Ltd. is owned by the president of the Company and Emerald Atlantic LLC is owned by one of our Directors.

During the year ended October 31, 2011, we paid down CAD$185,000 of debt owed to Christopher Bunka, our CEO, a company controlled by Christopher Bunka, and a shareholder. The carrying amount of the secured loan was $679,504 as of year end.

On December 16, 2010, we entered into an assignment agreement with Emerald Atlantic LLC, solely owned by one of our Directors, whereby Emerald paid a fee of $30,076 to earn 18% of a 4.423% share of our net revenue interest after field operating expenses for a well to be drilled in Wilkinson County.

There have been no other transactions since the beginning of our last fiscal year or any currently proposed transactions in which we are, or plan to be, a participant and the amount involved exceeds $120,000 or one percent of the average of our total assets at year end for the last two completed fiscal years, and in which any related person had or will have a direct or indirect material interest.

Employment Agreements

For information regarding compensation for our executive officers and directors, see “Executive Compensation” beginning on page 13 and “Proposal 1” beginning on page 7 .

Proposal 2
Ratification of the Continued Appointment of the Independent Registered Public Accounting Firm

Our board of directors is asking our stockholders to ratify the continued appointment of MNP LLP, as our independent registered public accounting firm for the fiscal year ending October 31, 2012 at a remuneration to be fixed by the Board.

Stockholder ratification of the continued appointment of MNP LLP is not required under the Nevada corporate law, our bylaws or otherwise. However, our board of directors is submitting the continued appointment of MNP LLP as our independent registered public accounting firm to our stockholders for ratification as a matter of corporate practice. If our stockholders fail to ratify the continued appointment, our board of directors will reconsider whether or not to retain the firm. Even if the appointment is ratified, our board of directors in its discretion may direct the appointment of a different independent registered public accounting firm at any time during the year if our board of directors determines that such a change would be in the best interest of our company and our stockholders.

Representatives of MNP LLP are not expected to be present at the Meeting. However, we will provide contact information for MNP LLP to any stockholders who would like to contact the firm with questions.

Unless otherwise directed, the proxy holders will vote the proxies received by them for the ratification of the continued appointment of MNP LLP as our independent registered public accounting firm for the fiscal year ending October 31, 2012.

At the Meeting the stockholders will be asked to approve the following resolution:

RESOLVED THAT the continued appointment of MNP LLP as our independent registered public accounting firm is ratified, approved and confirmed and that the remuneration be fixed by the board.

Our Board of Directors recommends that you vote FOR the ratification of the continued appointment of MNP LLP as our independent registered public accounting firm as our auditors for the fiscal year ending October 31, 2012 at a remuneration to be fixed by the Board.

Fees Paid to Our Independent Registered Public Accounting Firm

On June 1, 2011, Chang Lee LLP our independent auditor merged with MNP LLP and MNP LLP assumed our engagement of Chang Lee LLP.

Audit fees

The aggregate fees billed for the most recently completed fiscal year ended October 31, 2011 and for fiscal year ended October 31, 2010 for professional services rendered by the principal accountant for the audit of our annual financial statements and review of the financial statements included in our quarterly reports on Form 10-Q and services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for these fiscal periods were as follows:

	Year Ended
	October 31, 2011	October 31, 2010
Audit Fees	17,941	16,202

	Year Ended
	October 31, 2011	October 31, 2010
Audit Related Fees	14,492	8,952
Tax Fees	Nil	Nil
All Other Fees	Nil	Nil
Total	32,433	27,154

Audit Fees

Audit fees consist of fees billed for professional services rendered for the audits of our financial statements, reviews of our interim financial statements included in quarterly reports, services performed in connection with filings with the Securities and Exchange Commission and related comfort letters and other services that are normally provided by MNP LLP and Chang Lee LLP for the fiscal years ended October 31, 2011 and October 31, 2010 in connection with statutory and regulatory filings or engagements.

Audit related Fees

There were $14,492 audit related fees paid to MNP LLP and Chang Lee LLP for the fiscal year ended October 31, 2011 and $8,952 for the fiscal year ended October 31, 2010.

Tax Fees

Tax fees consist of fees billed for professional services for tax compliance, tax advice and tax planning. These services include assistance regarding federal, state and local tax compliance and consultation in connection with various transactions and acquisitions. For the fiscal years ended October 31, 2011 and October 31, 2011, we did not use MNP LLP or Chang Lee LLP for non-audit professional services or preparation of corporate tax returns. We do not use MNP LLP, for financial information system design and implementation. These services, which include designing or implementing a system that aggregates source data underlying the financial statements or generates information that is significant to our financial statements, are provided internally or by other service providers. We do not engage MNP LLP to provide compliance outsourcing services.

Effective May 6, 2003, the Securities and Exchange Commission adopted rules that require that before our independent auditors are engaged by us to render any auditing or permitted non-audit related service, the engagement be:

  approved by our audit committee (which consists of our entire board of directors); or

  entered into pursuant to pre-approval policies and procedures established by the board of directors, provided the policies and procedures are detailed as to the particular service, the board of directors is informed of each service, and such policies and procedures do not include delegation of the board of directors’ responsibilities to management.

Our board of directors (audit committee) pre-approves all services provided by our independent auditors. All of the above services and fees were reviewed and approved by the board of directors either before or after the respective services were rendered.

Our board of directors has considered the nature and amount of fees billed by our independent auditors and believes that the provision of services for activities unrelated to the audit is compatible with maintaining our independent auditors’ independence.

INTEREST OF CERTAIN PERSONS IN MATTERS TO BE ACTED UPON

Except as set out below, no director, executive officer, or nominee for election as a director of the Company and no associate of any of the foregoing persons has any substantial interest, direct or indirect, by security holding or otherwise, in any matter to be acted upon at the Meeting, other than elections to office:

“HOUSEHOLDING” OF PROXY MATERIALS

The Securities and Exchange Commission permits companies and intermediaries such as brokers to satisfy the delivery requirements for proxy statements and annual reports with respect to two or more stockholders sharing the same address by delivering a single proxy statement or annual report, as applicable, addressed to those stockholders. This process, which is commonly referred to as “householding”, potentially provides extra conveniences for stockholders and cost savings for companies.

Although we do not intend to household for our stockholders of record, some brokers household our proxy materials and annual reports, delivering a single copy of proxy statement or annual report to multiple stockholders sharing an address unless contrary instructions have been received from the affected stockholders. Once you have received notice from your broker that it will be householding materials to your address, householding will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in householding and would prefer to receive a separate copy of proxy statement or annual report, or if you are receiving multiple copies of either document and wish to receive only one, please notify your broker. Stockholders who currently receive multiple copies of the proxy statement at their address from their brokers and would like to request “householding” of their communications should contact their brokers.

STOCKHOLDER PROPOSALS

Pursuant to Rule 14a-8 under the Exchange Act, stockholders may present proper proposals for inclusion in our proxy statement and for consideration at our next meeting of stockholders. To be eligible for inclusion in our 2013 proxy statement, your proposal must be received by us no later than 120 days before March 21, 2013 and must otherwise comply with Rule 14a-8 under the Exchange Act. Further, if you would like to nominate a director or bring any other business before the stockholders at the 2012 Meeting, you must comply with the procedures contained in the bylaws and you must notify us in writing and such notice must be delivered to or received by the Secretary no later than 120 days before March 21, 2013. While the Board will consider stockholder proposals, we reserve the right to omit from our proxy statement relating to our 2013 meeting stockholder proposals that it is not required to include under the Exchange Act, including Rule 14a-8 of the Exchange Act.

All stockholder proposals, notices and requests should be made in writing and sent via registered, certified or express mail, to our company, at the address on the first page of this Proxy Statement to the attention of the President.

With respect to business to be brought before the Meeting, we have received no notices from our stockholders that we were required to include in this proxy statement.

WHERE YOU CAN FIND MORE INFORMATION

We file annual and other reports, proxy statements and other information with the United States Securities and Exchange Commission. The documents filed with the Securities and Exchange Commission are available to the public from the United States Securities and Exchange Commission’s website at www.sec.gov. Additional information regarding our company and our business activities is available on the SEDAR website located at www.sedar.com and at our company’s website located at http://www.lexariaenergy.com. Our company’s financial information is provided in our company’s audited financial statements and related management discussion and analysis for its most recently completed financial year end may be viewed on the SEDAR website.

OTHER MATTERS

Our board of directors does not intend to bring any other business before the Meeting, and so far as is known to our board of directors, no matters are to be brought before the Meeting except as specified in the notice of the annual meeting. If any other matters are properly brought before the Meeting, it is the intention of the persons named on the proxy to vote the shares represented by the proxy on such matters in accordance with their judgment.

BY ORDER OF THE BOARD OF DIRECTORS

/s/ Christopher Bunka
Christopher Bunka Chairman of the Board
March 26, 2012

Schedule A

LEXARIA CORP.

AUDIT COMITTEE CHARTER

THE AUDIT COMMITTEE'S CHARTER

The primary function of the audit committee (the "Committee") is to assist the Company’s Board of Directors in fulfilling its financial oversight responsibilities by reviewing the financial reports and other financial information provided by the Company to regulatory authorities and shareholders, the Company’s systems of internal controls regarding finance and accounting and the Company’s auditing, accounting and financial reporting processes. Consistent with this function, the Committee will encourage continuous improvement of, and should foster adherence to, the Company’s policies, procedures and practices at all levels. The Committee’s primary duties and responsibilities are to:

  serve as an independent and objective party to monitor the Company’s financial reporting and internal control system and review the Company’s financial statements;

  review and appraise the performance of the Company’s external auditors; and

  provide an open avenue of communication among the Company’s auditors, financial and senior management and the Board of Directors.

Composition

The Committee shall be comprised of a minimum three directors as determined by the Board of Directors. If the Company ceases to be a “venture issuer” (as that term is defined in National Instrument 52-110), then all of the members of the Committee shall be free from any relationship that, in the opinion of the Board of Directors, would interfere with the exercise of his or her independent judgment as a member of the Committee.

If the Company ceases to be a “venture issuer” (as that term is defined in National Instrument 52-110), then all members of the Committee shall have accounting or related financial management expertise. All members of the Committee that are not financially literate will work towards becoming financially literate to obtain a working familiarity with basic finance and accounting practices. For the purposes of the Company's Audit Committee Charter, the definition of “financially literate” is the ability to read and understand a set of financial statements that present a breadth and level of complexity of accounting issues that are generally comparable to the breadth and complexity of the issues that can presumably be expected to be raised by the Company's financial statements.

The members of the Committee shall be elected by the Board of Directors at its first meeting following the annual shareholders’ meeting. Unless a Chair is elected by the full Board of Directors, the members of the Committee may designate a Chair by a majority vote of the full Committee membership.

Meetings

The Committee shall meet a least twice annually, or more frequently as circumstances dictate. As part of its job to foster open communication, the Committee will meet at least annually with the Chief Financial Officer and the external auditors in separate sessions.

Responsibilities and Duties

To fulfill its responsibilities and duties, the Committee shall:

DOCUMENTS/REPORTS REVIEW

  review and update this Audit Committee Charter annually; and

  review the Company's financial statements, MD&A and any annual and interim earnings press releases before the Company publicly discloses this information and any reports or other financial information (including quarterly financial statements), which are submitted to any governmental body, or to the public, including any certification, report, opinion, or review rendered by the external auditors.

EXTERNAL AUDITORS

  review annually, the performance of the external auditors who shall be ultimately accountable to the Company’s Board of Directors and the Committee as representatives of the shareholders of the Company;

  obtain annually, a formal written statement of external auditors setting forth all relationships between the external auditors and the Company, consistent with Independence Standards Board Standard 1;

  review and discuss with the external auditors any disclosed relationships or services that may impact the objectivity and independence of the external auditors;

  take, or recommend that the Company’s full Board of Directors take appropriate action to oversee the independence of the external auditors, including the resolution of disagreements between management and the external auditor regarding financial reporting;

  recommend to the Company’s Board of Directors the selection and, where applicable, the replacement of the external auditors nominated annually for shareholder approval;

  recommend to the Company’s Board of Directors the compensation to be paid to the external auditors;

  at each meeting, consult with the external auditors, without the presence of management, about the quality of the Company’s accounting principles, internal controls and the completeness and accuracy of the Company's financial statements;

  review and approve the Company's hiring policies regarding partners, employees and former partners and employees of the present and former external auditors of the Company;

  review with management and the external auditors the audit plan for the year-end financial statements and intended template for such statements; and

  review and pre-approve all audit and audit-related services and the fees and other compensation related thereto, and any non-audit services, provided by the Company’s external auditors. The pre-approval requirement is waived with respect to the provision of non-audit services if:

  the aggregate amount of all such non-audit services provided to the Company constitutes not more than five percent of the total amount of revenues paid by the Company to its external auditors during the fiscal year in which the non-audit services are provided, such services were not recognized by the Company at the time of the engagement to be non-audit services, and such services are promptly brought to the attention of the Committee by the Company and approved prior to the completion of the audit by the Committee or by one or more members of the Committee who are members of the Board of Directors to whom authority to grant such approvals has been delegated by the Committee.

  Provided the pre-approval of the non-audit services is presented to the Committee's first scheduled meeting following such approval such authority may be delegated by the Committee to one or more independent members of the Committee.

FINANCIAL REPORTING PROCESSES

  in consultation with the external auditors, review with management the integrity of the Company's financial reporting process, both internal and external;

  consider the external auditors’ judgments about the quality and appropriateness of the Company’s accounting principles as applied in its financial reporting;

  consider and approve, if appropriate, changes to the Company’s auditing and accounting principles and practices as suggested by the external auditors and management;

  review significant judgments made by management in the preparation of the financial statements and the view of the external auditors as to appropriateness of such judgments;

  following completion of the annual audit, review separately with management and the external auditors any significant difficulties encountered during the course of the audit, including any restrictions on the scope of work or access to required information;

  review any significant disagreement among management and the external auditors in connection with the preparation of the financial statements;

  review with the external auditors and management the extent to which changes and improvements in financial or accounting practices have been implemented;

  review any complaints or concerns about any questionable accounting, internal accounting controls or auditing matters;

  review certification process;

  establish a procedure for the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters; and

  establish a procedure for the confidential, anonymous submission by employees of the Company of concerns regarding questionable accounting or auditing matters.

OTHER

  review any related-party transactions;

  engage independent counsel and other advisors as it determines necessary to carry out its duties; and

  to set and pay compensation for any independent counsel and other advisors employed by the Committee.”

(a) Composition

The Company’s Audit Committee is currently comprised of three directors, Christopher Bunka, Bal Bhullar and David DeMartini. As defined in NI 52-110, the Company does not have a director that is “independent. Also as defined in NI 52-110, Bal Bhullar is considered to be “financially literate”.

(b) Relevant Education and Experience

The education and experience of each audit committee member that is relevant to the performance of his responsibilities as an audit committee member is as follows:

Christopher Bunka

Since 1988, Mr. Bunka has been the CEO of CAB Financial Services Ltd., a private holding company located in Kelowna, Canada. He is a venture capitalist and corporate consultant. He is also a business commentator and has provided business updates to Vancouver radio station, CKWX, from 1998 to present. He has also written business and investment articles published in various North American publications.

Bal Bhullar, CGA, CRM

Ms. Bhullar brings over 18 years of diversified financial and risk management experience in both private and public companies, in the industries of high-tech, film, mining, marine, oil & gas, energy, transport, and spa industries.

Ms. Bhullar is a Certified General Accountant and as well holds a CRM designation from Simon Fraser University and a diploma in Financial Management from British Columbia Institute of Technology.

David DeMartini

Dr. DeMartini received a B.S. Physics cum laude at the University of Notre Dame in 1963; and a PhD Physics at Ohio State University in 1969. He is the author of 19 public technical publications and 78 publications that are proprietary to Shell Oil Company. He has served as a Research Advisor at Shell Development Company at the Bellaire Research Center in Houston; a Senior Staff Supervisor; and a Senior Staff Geophysicist. He has belonged to the Society of Exploration Geophysicists from 1970 to present and was inducted to the Offshore Energy Center Hall of Fame as a Technology Pioneer on September 30, 2006.

(c) Audit Committee Oversight

Since the commencement of the Company’s most recently completed financial year, the Company’s Board of Directors has not failed to adopt a recommendation of the Audit Committee to nominate or compensate an external auditor.

(d) Reliance on Certain Exemptions

Since the commencement of the Company’s most recently completed financial year, the Company has not relied on the exemptions contained in sections 2.4 or 8 of NI 52-110. Section 2.4 provides an exemption from the requirement that the Audit Committee must pre-approve all non-audit services to be provided by the auditor, where the total amount of fees related to the non-audit services are not expected to exceed 5% of the total fees payable to the auditor in the fiscal year in which the non-audit services were provided. Section 8 permits a company to apply to a securities regulatory authority for an exemption from the requirements of NI 52-110 in whole or in part.

(e) Pre-Approval Policies and Procedures

The Audit Committee has not adopted specific policies and procedures for the engagement of non-audit services. Subject to the requirements of NI 52-110, the engagement of non-audit services is considered by the Company’s Board of Directors, and where applicable by the Audit Committee, on a case-by-case basis.

(f) External Auditor Service Fees (By Category)

“Audit fees” billed by the Company’s external auditor for services provided in auditing the Company’s annual financial statements for the subject year. “Audit-related fees” are fees not included in audit fees that are billed by the auditor for assurance and related services that are reasonably related to the performance of the audit review of the Company’s financial statements. “Tax fees” are fees billed by the auditor for professional services rendered for tax compliance, tax advice and tax planning. “All other fees” are fees billed by the auditor for products and services not included in the foregoing categories.

Exemption

The Company is relying on the exemption provided by section 6.1 of NI 52-110 which provides that the Company, as a venture issuer, is not required to comply with Part 3 (Composition of the Audit Committee) and Part 5 (Reporting Obligations) of NI 52-110.